COMSTOCK ADVANCES PURCHASE AND SALE OF FACILITY
VIRGINIA CITY, NEVADA, April 27, 2023 – Comstock Inc. (NYSE: LODE) (“Comstock” and the “Company”) today announced the receipt of an additional $7 million toward the sale of the LINICO Battery Recycling Facility (the “Facility”) to American Battery Technology Company, a Nevada corporation (“ABTC”), bringing total cash received to date to $18 million of the $27.6 million purchase price. Comstock has successfully completed the purchase of Facility and is now scheduled to receive the remaining net proceeds of over $8 million dollars over the next three months, with $3 million due in the next two weeks.

“We are thrilled with accomplishing a majority of the critical milestones related to this transaction. The sale of this asset became strategic once we secured our permitted 200-acre battery metal storage facility in Mound House, Nevada, and expanded our metals recycling business into photovoltaics and other electronic devices, in addition to lithium-ion batteries,” stated Mr. Corrado De Gasperis, Comstock’s executive chairman and chief executive officer. “We have already received $6 million in net proceeds after the purchase of the building, with another $3 million due next week and over $5 million in additional proceeds to be received in the next few months. We are now very well positioned to well exceed our $30 million asset sale target for this year.”

Overall, ABTC will pay $27.6 million for the 2500 Peru building and related assets, of which $18 million in cash and 10 million restricted shares of ABTC common stock has been received as of April 21, 2023. The Company is entitled to receive an additional $3.0 million in cash on or before May 12, 2023. After the Company’s payment of $12.0 million to AQMS for Facility purchase and $1.5 million in escrow related to environmental liabilities, the Company expects to net over $14.0 million in cash from this transaction.

As previously contemplated in the First Amended and Restated Agreement, the Shares will be registered for resale pursuant to a registration statement on Form S-3 filed with the U.S. Securities and Exchange Commission by ABTC.

About Comstock
Comstock (NYSE: LODE) commercializes innovative technologies that contribute to global decarbonization by efficiently converting under-utilized natural resources, primarily, woody biomass into net zero renewable fuels, end of life metal extraction, and generative AI-enabled advanced materials synthesis and mineral discovery.

To learn more, please visit www.comstock.inc.

Forward-Looking Statements
This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; future changes in our research, development and exploration activities; future financial, natural, and social gains; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land and asset sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital, needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments, and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, and lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious and other metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; challenges to, or potential inability to, achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology and efficacy, quantum computing and generative artificial intelligence supported advanced materials development, development of cellulosic technology in bio-fuels and related material production; commercialization of cellulosic technology in bio-fuels and generative artificial intelligence development services; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund, or any other issuer.

Contact Information:
Investor Relations
RB Milestone Group
Tel (203) 487-2759
ir@comstockinc.com

Media
Zach Spencer
Comstock Inc.
Tel (775) 847-7532
questions@comstockinc.com

Source: Comstock Inc.